UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6126

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number,including area code: (212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	3/31/04

SSL-DOCS2 70128344v10

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Pennsylvania
Municipal Money
Market Fund

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Pennsylvania
Municipal Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Pennsylvania Municipal Money Market Fund covers the six-month period from October 1, 2003, through March 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Bill Vasiliou.

Municipal bonds generally continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger U.S. economy.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the tax-exempt bond market, the current cycle has been different to date. Sluggish job growth has helped forestall potential inflationary factors, and a rising supply of municipal bonds has supported their yields compared to comparable taxable bonds, benefiting performance.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the municipal bond market.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Bill Vasiliou, Portfolio Manager

How did Dreyfus Pennsylvania Municipal Money Market Fund perform during the period?

For the six-month period ended March 31, 2004, the fund produced an annualized yield of 0.38%.Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.38%.1

We attribute the fund’s returns to low interest rates, including a federal funds rate that remained at 1% throughout the reporting period.While the supply of newly issued Pennsylvania securities remained limited, a more robust supply of municipal securities on a national level kept tax-exempt yields high relative to those of comparable-term taxable securities for much of the reporting period.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal and Pennsylvania state taxes as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in short-term municipal obligations that provide income exempt from federal and Pennsylvania state income taxes. The fund also may invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing the fund’s investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and Pennsylvania state income taxes. Second, we actively manage the fund’s weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Pennsylvania’s short-term municipal marketplace while anticipating the liquidity needs of the fund.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

For example, if we expect an increase in short-term supply, we may decrease the fund’s weighted average maturity, which should position the fund to purchase new securities, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund’s weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund’s weighted average maturity to maintain then-current yields for as long as we deem appropriate. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends, liquidity needs and future supply-and-demand projections.

What other factors influenced the fund’s performance?

Despite an improving U.S. economy, money market yields remained anchored by the 1% federal funds rate during the reporting period as a weak labor market enabled the Federal Reserve Board to be patient in maintaining its accommodative monetary policy. As a result, yields of tax-exempt money market securities remained relatively stable at prevailing low levels.

While previous economic weakness continued to affect the fiscal condition of most states, Pennsylvania effectively bridged its fiscal 2004 budget gap, and we expect the state to end its current fiscal year with a small budget surplus. As a result, there has been little need for the state to turn to the tax-exempt money markets to finance its operations and the supply of money market instruments from Pennsylvania issuers has remained relatively sparse. However, a rising supply of municipal instruments on the national level kept upward pressure on tax-exempt yields and, at times during the reporting period, tax-exempt yields equaled those of comparable-term taxable securities.

Despite the limited supply of Pennsylvania money market instruments, we found a number of opportunities among securities issued by the state and its localities that are backed by third-party insurance or bank letters of credit.2 To capture higher yields when possible, we constructed a “laddered” portfolio of municipal securities with effective maturities in the three- to nine-month range. Since yield differences among money market instruments of various maturities have been narrower than historical norms, it has made little sense to lock in today’s low rates for longer periods. As a result, the fund’s weighted average maturity ended the reporting period in a range that we consider to be neutral, a position that is designed to reduce the risk of unexpected interest-rate movements.

What is the fund’s current strategy?

Due to encouraging signs of a more robust U.S. economy, we are hopeful that short-term interest rates have bottomed and that we may begin to see more opportunities for higher yields. Although fiscal challenges remain for Pennsylvania, we expect budget negotiations between Governor Rendell and the state legislature for fiscal year 2005 to be less rancorous than in previous years.We have continued to maintain a conservative investment posture, emphasizing municipal securities with what we believe to be strong credit characteristics and maturities in the three- to nine-month range. Of course, we are prepared to adjust our strategies as economic and market conditions evolve.

April 15, 2004

1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

2	Insurance on individual portfolio securities extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2004 (Unaudited)

	Principal
Tax Exempt Investments—103.8%	Amount ($)		Value ($)

Allegheny County Industrial Development Authority
Healthcare Facilities Revenue, Refunding, VRDN
(UPMC Health System) 1.10% (LOC; Comerica Bank)	1,900,000	[a]	1,900,000
Altoona City Authority, Sewer Revenue
2%, 6/1/2004 (Insured; FSA)	390,000		390,482
Bald Eagle Area School District, GO Notes
3.80%, 10/1/2004 (Insured; FSA)	200,000		202,672
Berks County Industrial Development Authority
Industrial Revenue, VRDN
(Beacon Container Corp. Project)
1.21% (LOC; Wachovia Bank)	2,275,000	[a]	2,275,000
Bradford City Water Authority, Water Revenue
Refunding 1.80%, 10/1/2004 (Insured; FGIC)	150,000		150,519
Butler County, GO Notes
2%, 7/15/2004 (Insured; FGIC)	555,000		556,421
Canton Area School District, GO Notes
2%, 5/15/2004 (Insured; FSA)	215,000		215,243
Central Bucks School District, GO Notes
1.50%, 5/15/2004 (Insured; FSA)	1,165,000		1,165,693
Chester County, Revenue, VRDN
1.12% (LOC; PNC Bank)	2,500,000	[a]	2,500,000
Chester County Health and Education Facilities Authority
Retirement Community Revenue, VRDN
(Kendal-Crosslands Communities Project)
1.05% (LOC; Allied Irish Bank)	2,000,000	[a]	2,000,000
Chester County Industrial Development Authority
Student Housing Revenue, VRDN
(University Student Housing LLC Project)
1.10% (LOC; Citizens Bank of Pennsylvania)	4,000,000	[a]	4,000,000
Cumberland County Municipal Authority
Healthcare Facilities Revenue, VRDN
1.05% (LOC; Citizens Bank of Pennsylvania)	3,000,000	[a]	3,000,000
Delaware County Authority, College and University
Revenue:
(Cabrini College)
2.25%, 7/1/2004 (Insured; Radian Bank)	325,000		325,802
Refunding (Villanova University)
2%, 8/1/2004 (Insured; FGIC)	1,895,000		1,901,284
Delaware County Industrial Development Authority
PCR, CP 1%, 4/6/2004 (LOC; Bank One)	2,000,000		2,000,000
Revenue, VRDN (Astra Foods Inc. Project)
1.21% (LOC; Wachovia Bank)	4,000,000	[a]	4,000,000

6

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Duquesne School District, GO Notes
2%, 10/1/2004 (Insured; FSA)	320,000		321,424
East Hempfield Township Industrial Development Authority
Healthcare Facilities Revenue, VRDN
(The Mennonite Home Project)
1.13% (LOC; M&T Bank)	3,000,000	[a]	3,000,000
Franklin County Industrial Development Authority
Revenue, VRDN (Loudon Industries Inc. Project)
1.22% (LOC; M&T Bank)	1,300,000	[a]	1,300,000
Greene County, GO Notes, Refunding
2%, 6/1/2004 (Insured; FSA)	370,000		370,580
Haverford Township School District, GO Notes
6.25%, 6/1/2004	1,200,000	[b]	1,210,440
Hempfield Area School District, GO Notes, Refunding
3.80%, 3/15/2005 (Insured; FSA)	100,000		102,495
Highland Sewer and Water Authority, Sewer Revenue
2%, 9/1/2004 (Insured; FSA)	250,000		250,988
Lancaster Area Sewer Authority, Sewer Revenue
1.10%, 4/1/2004 (Insured; MBIA)	320,000		320,000
Lancaster County, GO Notes
5.10%, 5/1/2004 (Insured; FGIC)	325,000		326,099
Lancaster County Hospital Authority
Healthcare Facilities Revenue, VRDN:
(Health Center-Willow Valley Lakes) 1.12%
(Insured; MBIA and Liquidity Facility; PNC Bank)	2,755,000	[a]	2,755,000
(Lancaster General Hospital Project) 1.17%
(LOC; Fulton Bank)	7,400,000	[a]	7,400,000
Lancaster Industrial Development Authority
Industrial Revenue, VRDN (Snavely's Mill Project)
1.20% (LOC; Fulton Bank)	3,650,000	[a]	3,650,000
Lancaster School District, GO Notes
5.25%, 5/1/2004 (Insured; FGIC)	1,965,000		1,972,152
Lehigh County Industrial Development Authority
Industrial Revenue, VRDN (Prior Coated Metals Inc.)
1.31% (LOC; Wachovia Bank)	915,000	[a]	915,000
Township of Lower Paxton, GO Notes
1.10%, 11/15/2004 (Insured; MBIA)	730,000		730,000
Mercer County, GO Notes
3.60%, 10/1/2004 (Insured; FGIC)	100,000		101,195
Millcreek Township Water Authority, Guaranteed
Water Revenue 2%, 5/1/2004 (Insured; MBIA)	465,000		465,340

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Montgomery County Industrial Development Authority
Industrial Revenue, VRDN (Recigno Laboratories Inc.)
1.21% (LOC; Wachovia Bank)	1,000,000	[a]	1,000,000
Nazareth Area School District, GO Notes
4.50%, 11/1/2004 (Insured; FSA)	160,000		163,168
Borough of Norristown, GO Notes
2.50%, 11/15/2004 (Insured; Radian Bank)	360,000		362,440
North Hampton County Industrial Development Authority
IDR, VRDN:
(Reale Associates Project)
1.21% (LOC; Wachovia Bank)	2,330,000	[a]	2,330,000
(S & L Plastics Project)
1.20% (LOC; Fleet National Bank)	2,750,000	[a]	2,750,000
Commonwealth of Pennsylvania, GO Notes:
4%, 5/1/2004 (Insured; FSA)	200,000		200,482
5.30%, 5/1/2004	500,000		501,782
5%, 6/1/2004 (Insured; MBIA)	150,000		150,955
5.20%, 6/15/2004 (Insured; MBIA)	250,000		252,110
5%, 1/15/2005	700,000		721,688
5%, 3/1/2005	100,000		103,489
Refunding 5.125%, 9/15/2004 (Insured; AMBAC)	250,000		254,531
Pennsylvania Cambria School District, GO Notes
2%, 8/15/2004 (Insured; FSA)	130,000		130,456
Pennsylvania Economic Development Financing Authority
Exempt Facilities Revenue, VRDN (Reliant Energy
Seward Project) 1.09% (LOC; WestLB AG)	2,000,000	[a]	2,000,000
Pennsylvania Higher Education Assistance Agency
Revenue Refunding (Capital Acquisition)
5%, 12/15/2004 (Insured; MBIA)	250,000		256,627
Pennsylvania Higher Educational Facilities Authority
College and University Revenue:
(Mesiah College) 1.125%, 11/1/2004
(LOC; Allied Irish Bank)	1,000,000		1,000,000
(St. Joseph's University)
1.20%, 4/1/2004 (LOC; Allied Irish Bank)	1,325,000		1,325,000
(Widener University)
1.15%, 5/1/2004 (LOC; Allied Irish Bank)	1,200,000		1,200,000
Pennsylvania Infrastructure Investment Authority
Water Revenue, Pennvest Loan Pool Program
6%, 9/1/2004 (Insured; MBIA)	100,000		101,996

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Pennsylvania Intergovernmental Cooperative Authority
Special Tax Revenue, Refunding, Philadelphia Funding
Program 5%, 6/15/2004 (Insured; FGIC)	200,000		201,594
Pennsylvania Manor Area School District, GO Notes
2%, 9/15/2004 (Insured; FSA)	500,000		502,030
Pennsylvania Turnpike Commission:
Oil Franchise Tax Revenue 4.20%, 12/1/2004
(Insured; AMBAC)	375,000		382,833
Turnpike Revenue:
3.30%, 7/15/2004 (Insured; AMBAC)	100,000		100,612
Refunding 5%, 6/1/2004 (Insured; FGIC)	370,000		372,416
City of Philadelphia, Water and Sewer Revenue
7.35%, 9/1/2004	210,000	[b]	215,402
Philadelphia Authority for Industrial Development
IDR, VRDN (30th St. Station Project) 1.10%
(Insured; MBIA and Liquidity Facility;
The Bank of New York)	2,000,000	[a]	2,000,000
Philadelphia Redevelopment Authority, Revenue
Capital Fund Program
1.50%, 12/1/2004 (Insured; FSA)	410,000		410,000
Philadelphia School District, GO Notes, Refunding
5.25%, 3/1/2005 (Insured; MBIA)	100,000		103,707
Pittsburgh Water and Sewer Authority
Water and Sewer Systems Revenue, Refunding
1.15%, 9/1/2004 (Insured; FSA)	1,000,000		1,000,000
Slippery Rock Area School District, GO Notes
3.75%, 10/1/2004 (Insured; FGIC)	100,000		101,318
Southeastern Pennsylvania Transportation Authority
Special Revenue 6.50%, 3/1/2005 (Insured; FGIC)	100,000		104,852
State College Area School District, GO Notes
3.625%, 9/1/2004 (Insured; FGIC)	250,000		252,678
State Public School Building Authority
College and University Revenue
(Community College of Philadelphia)
1.25%, 5/1/2004 (Insured; AMBAC)	250,000		250,000
Telford Industrial Development Authority, Revenue
VRDN (Ridgetop Project)
1.20% (LOC; Fleet National Bank)	5,735,000	[a]	5,735,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
Tax Exempt Investments (continued)		Amount ($)		Value ($)

Temple University of the Commonwealth
System of Higher Education
College and University Revenue
1.20%, 5/4/2004		1,500,000		1,500,000
University Area Joint Authority, Sewer Revenue
3%, 11/1/2004 (Insured; MBIA)		870,000		879,315
Upper Dauphin Industrial Development Authority
Healthcare Facilities Revenue, VRDN
(United Church of Christ Homes)
1.12% (LOC; First Tennessee Bank)		3,000,000	[a]	3,000,000
Upper Gwynedd Township, GO Notes
2%, 8/15/2004 (Insured; AMBAC)		370,000		371,307
Washington County Hospital Authority
Healthcare Facilities Revenue
(The Washington Hospital Project)
4.40%, 7/1/2004 (Insured; AMBAC)		250,000		251,975
West Perry School District, GO Notes
2%, 11/15/2004 (Insured; FGIC)		410,000		412,409
Wyomissing School District, GO Notes
5.35%, 5/1/2004 (Insured; FGIC)		865,000		868,224
York Redevelopment Authority, Revenue, VRDN
1.17% (LOC; M&T Bank)		3,660,000	[a]	3,660,000

Total Investments (cost $	89,254,225)	103.8%		89,254,225
Liabilities, Less Cash and Receivables		(3.8%)		(3,245,175)
Net Assets		100.0%		86,009,050

Summary of Abbreviations
AMBAC	American Municipal Bond	IDR	Industrial Development Revenue
	Assurance Corporation	LOC	Letter of Credit
CP	Commercial Paper	MBIA	Municipal Bond Investors
FGIC	Financial Guaranty Insurance		Assurance Insurance
	Company		Corporation
FSA	Financial Security Assurance	PCR	Pollution Control Revenue
GO	General Obligation	VRDN	Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	53.4
AAA, AA, Ac		Aaa, Aa, Ac		AAA, AA, Ac	28.9
Not Rated[d]		Not Rated[d]		Not Rated[d]	17.7
					100.0
a Securities payable on demand.Variable interest rate—subject to periodic change.
b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
e	At March 31, 2004, the fund had $32,615,000 (37.9% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from industrial development.

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	89,254,225	89,254,225
Interest receivable		306,252
Prepaid expenses		10,113
		89,570,590

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		42,261
Cash overdraft due to Custodian		827,561
Payable for investment securities purchased		2,653,871
Payable for shares of Beneficial Interest redeemed		7
Accrued expenses		37,840
		3,561,540

Net Assets ( $)		86,009,050

Composition of Net Assets ($):
Paid-in capital		86,009,669
Accumulated net realized gain (loss) on investments		(619)

Net Assets ( $)		86,009,050

Shares Outstanding
(unlimited number of $.001 par value shares
of Beneficial Interest authorized)		86,009,669
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2004 (Unaudited)

Investment Income ($):
Interest Income	468,175
Expenses:
Management fee—Note 2(a)	217,328
Shareholder servicing costs—Note 2(b)	44,417
Professional fees	19,436
Registration fees	5,463
Prospectus and shareholders’ reports	5,149
Trustees’ fees and expenses—Note 2(c)	4,388
Custodian fees	3,843
Miscellaneous	4,835
Total Expenses	304,859
Investment Income—Net, representing net increase
in net assets resulting from operations	163,316

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

Operations ($):
Investment income—net	163,316	474,240
Net realized gain (loss) from investments	—	2,100
Net unrealized appreciation
(depreciation) of investments	—	(11)
Net Increase (Decrease) in Net Assets
Resulting from Operations	163,316	476,329

Dividends to Shareholders from ($):
Investment income—net	(163,316)	(474,240)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	65,050,104	56,999,363
Dividends reinvested	158,435	459,592
Cost of shares redeemed	(58,700,541)	(58,585,461)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	6,507,998	(1,126,506)
Total Increase (Decrease) in Net Assets	6,507,998	(1,124,417)

Net Assets ($):
Beginning of Period	79,501,052	80,625,469
End of Period	86,009,050	79,501,052

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-
tributions.These figures have been derived from the fund’s financial statements.
	Six Months Ended
	March 31, 2004		Year Ended September 30,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.006	.010	.029	.033	.026
Distributions:
Dividends from investment
income—net	(.002)	(.006)	(.010)	(.029)	(.033)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.38[a]	.57	1.04	2.95	3.32	2.60

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.70[a]	.73	.71	.65	.67	.65
Ratio of net investment
income to average
net assets	.38[a]	.57	1.04	2.91	3.25	2.57

Net Assets, end of period
($ x 1,000)	86,009	79,501	80,625	94,920	93,058	103,298
a Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Pennsylvania Municipal Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (“the Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Trustees to represent the fair value of the fund’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $3,944 during the period ended March 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $619 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2003 was all tax exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At March 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $37,461 and transfer agency per account fees $4,800.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2004, the fund was charged $17,328 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $12,135 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective October 15, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to October 15, 2003, each trustee who was not an “affiliated person” as defined in the Act received from the fund an annual fee of $1,000. The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.

NOTE 3—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 19

NOTES

For More Information

Dreyfus Pennsylvania
Municipal Money
Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation

0104SA0304

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services
Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional

SSL-DOCS2 70128344v10

information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10.

Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
underthe Investment Company Act of 1940.

SSL-DOCS2 70128344v10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	May 27, 2004

-4-
SSL-DOCS2 70128344v10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	May 27, 2004
By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	May 27, 2004

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) underthe Investment Company Act of 1940. (EX -99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) underthe Investment Company Act of 1940. (EX -99.906CERT)